EXHIBIT 99.1

AMENDMENT NO. 3 dated as of February 6, 2023 (this “Amendment”), to the Amended and Restated Series 2009 Supplement dated as of May 1, 2009, as amended and restated as of August 9, 2011, as further amended by Amendment No. 1 dated as of July 10, 2012 and as further amended by Amendment No. 2 dated as of November 3, 2017 (as so amended and restated the “Series 2009 Supplement”), between CITIBANK, N.A., a national banking association, as Seller and Servicer, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the “Trustee”), to the Third Amended and Restated Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001, as further amended and restated as of August 9, 2011, and as further amended and restated as of November 10, 2016, as supplemented from time to time (as so amended, restated and supplemented the “Agreement”), between CITIBANK, N.A., as Seller and Servicer, and the Trustee.

The parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Series 2009 Supplement.

2. Notices pursuant to Section 2.01(a). (a) In accordance with the definition of the term “Applicable Margin” in Section 2.01(a) of the Series 2009 Supplement, the Seller and the Series 2009 Certificateholder hereby notify the Trustee that the “Applicable Margin” for the Interest Period beginning on the February 2023 Distribution Date and for each Interest Period thereafter is 5.40% unless and until the Seller and the Series 2009 Certificateholder designate a different “Applicable Margin” by notice to the Trustee.

(b) In accordance with the definition of the term “Series 2009 Expected Final Payment Date” in Section 2.01(a) of the Series 2009 Supplement, the Seller hereby notifies the Trustee and the Series 2009 Certificateholder of the extension of the Series 2009 Expected Final Payment Date from the February 2023 Distribution Date to the February 2025 Distribution Date. This extension becomes effective upon receipt by the Seller, the Servicer and the Trustee of written confirmation from each of the Rating Agencies that such extension will not result in a reduction or withdrawal of the rating of any outstanding Investor Certificates or Notes with respect to which it is a Rating Agency.

3. Amendments to Section 2.01(a). (a) effective for periods beginning on the February 2023 Distribution Date, Section 2.01(a) of the Series 2009 Supplement is hereby amended by deleting in their entirety the definitions of the terms “LIBOR” and “Reuters Screen LIBOR01 Page”.

(b) The definition of the term “Interest Period” is hereby amended and restated by replacing such definition in its entirety with the following:

“Interest Period” means, (i) with respect to the March 7, 2023 Distribution Date, the period from and including the period from and including February 7, 2023 to and including the next Payment Period End Date (ii) and with respect to any Distribution Date after March 7, 2023, from and not including a Payment Period End Date to and including the next Payment Period End Date.

(c) Effective for periods beginning on the February 2023 Distribution Date, the definition of the term “Series 2009 Certificate Rate” is hereby amended and restated by replacing such definition in its entirety with the following:

“Series 2009 Certificate Rate” means a per annum rate equal to Compounded SOFR for such Interest Period plus the Applicable Margin.

For the purpose of calculating interest with respect to any interest period for the Series 2009 Certificate:

•

“Compounded SOFR” means a rate of return of a daily compounded interest investment calculated in accordance with the formula below, with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (0.00000005 being rounded upwards):

where

“do”, for any interest period, is the number of U.S. Government Securities Business Days in the relevant interest period.

“i” is a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant interest period.

“SOFRi”, for any day “i” in the relevant interest period, is a reference rate equal to SOFR in respect of that day.

“ni”, for any day “i” in the relevant interest period, is the number of calendar days from, and including, such U.S. Government Securities Business Day “i” to, but excluding, the following U.S. Government Securities Business Day.

“d” is the number of calendar days in the relevant interest period.

•

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

•	“SOFR” means, with respect to any day, the rate determined by the Citibank in accordance with the following provisions:

(1)

the Secured Overnight Financing Rate for trades made on such day that appears at approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the U.S. Government Securities Business Day immediately following such day (SOFR Determination Time); or

(2)

if the rate specified in (1) above does not so appear, unless a Benchmark Transition Event and its related Benchmark Replacement Date have occurred as described in (3) below, the Secured Overnight Financing Rate published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the NY Federal Reserve’s Website; or

(3)

if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the relevant interest period end date, the Citibank will use the Benchmark Replacement to determine the rate and for all other purposes relating to the notes.

Effect of Benchmark Transition Event

1.

Benchmark Replacement: If Citibank (or one of its affiliates) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Series 2009 Certificate in respect of such determination on such date and all determinations on all subsequent dates.

2.

Benchmark Replacement Conforming Changes: In connection with the implementation of a Benchmark Replacement, Citibank (or one of its affiliates) will have the right to make Benchmark Replacement Conforming Changes from time to time.

3.

Decisions and Determinations: Any determination, decision or election that may be made by Citibank (or one of its affiliates) pursuant to the benchmark transition provisions described herein, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in Citibank’s (or such affiliate’s) sole discretion. Furthermore, notwithstanding anything to the contrary in the Agreement or the Series 2009 Supplement relating to the Series 2009 Certificate, including any requirements in Section 13.01 of the Agreement, any determination, decision or election that may be made by Citibank (or one of its affiliates) pursuant to the benchmark transition provisions will become effective and be deemed to amend this Series 2009 Supplement. For avoidance of doubt, no consent of the Series 2009 Certificateholders or any other party, including the Trustee, or delivery by Citibank to the Trustee Opinions of Counsel, substantially in the form of Exhibit H-1 and Exhibit H-2 to the Agreement, or satisfaction of the Rating Agency Condition, will be required for any determination, decision or election made by Citibank (or one of its affiliates) pursuant to the benchmark transition provisions to become effective and to amend the Series 2009 Supplement.

4.	Certain Defined Terms, as used herein:

•

“Benchmark” means, initially, Compounded SOFR; provided that if Citibank (or one of its affiliates) determines that on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

•	“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by Citibank (or one of its affiliates) as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment; or

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of: (a) the alternate rate of interest that has been selected by Citibank (or one of its affiliates) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for similar U.S. dollar-denominated transactions at such time and (b) the Benchmark Replacement Adjustment.

•	“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by Citibank (or one of its affiliates) as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by Citibank (or one of its affiliates) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for similar U.S. dollar-denominated securitization transactions at such time.

•

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “interest period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that Citibank (or one of its affiliates) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if Citibank (or such affiliate) decides that adoption of any portion of such market practice is not administratively feasible or if Citibank (or such affiliate) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as Citibank (or such affiliate) determines is reasonably necessary).

•	“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then- current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced herein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

•	“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

•	“NY Federal Reserve” means the Federal Reserve Bank of New York.

•	“NY Federal Reserve’s Website” means the website of the NY Federal Reserve at http://www.newyorkfed.org, or any successor source.

•

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

•

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

•

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

•	“Rate Cut-Off Date” means the fourth U.S. Government Securities Business Day prior to a final payment date.

•	“Reference Time” with respect to any determination of the Benchmark means

(1)	if the Benchmark is Compounded SOFR, the SOFR Determination Time, and

(2)	if the Benchmark is not Compounded SOFR, the time determined by Citibank (or its affiliate) in accordance with the Benchmark Replacement Conforming Changes.

•

“Relevant Governmental Body” means the Federal Reserve Board and/or the NY Federal Reserve, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NY Federal Reserve or any successor thereto.

•	“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(c) The following definition of the term “Payment Period End Date” is hereby inserted in alphabetical order in Section 2.01(a):

“Payment Period End Date” means the third day of each month, or if such day is not a Business Day, the next following Business Day, provided that the final Payment Period End Date will be the day preceding the Final Payment Date.

4. Conditions to Effectiveness. It is a condition to the effectiveness of this Amendment that, on or prior to the date hereof, (a) Citibank has delivered to the Trustee Opinions of Counsel, substantially in the form of Exhibit H-1 and Exhibit H-2 to the Agreement, (b) the Rating Agency Condition has been satisfied and (c) Citibank has delivered evidence satisfactory to the Trustee of the consent to the Amendment by the Series 2009 Certificateholders.

5. Governing Law. This Amendment is construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder are determined in accordance with such laws.

6. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which is an original, but all of which together constitute one and the same instrument.

7. Effect on Series 2009 Supplement. Except as expressly amended hereby, the Series 2009 Supplement continues in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Series 2009 Supplement means the Series 2009 Supplement as amended by this Amendment. The Trustee makes no representation as to the validity or sufficiency of this Amendment.

[Remainder of the Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective officers as of the date first above written.

CITIBANK, N.A.,
as Seller and Servicer,

By:	/s/ Tami R. Berens
Name: Tami R. Berens
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee,

By:	/s/ Marion Hogan
Name: Marion Hogan
Title: Assistant Vice President

By:	/s/ James Noriega
Name: James Noriega
Title: Assistant Vice President

Consented to as the date first above written by Citibank, N.A. as the sole Series 2009 Certificateholder:

CITIBANK, N.A.

By:	/s/ Tami R. Berens
Name: Tami R. Berens
Title: Vice President